FFMLT 2005-FF3
Credit Risk Manager Report
October 2005

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to Clayton Fixed Income Services Inc. by third parties and therefore Clayton Fixed Income Services Inc. cannot, and does not, warrant that the information contained in this Report is accurate or complete.

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Table of Contents
Section One Executive Summary
Section Two Loan-Level Report
Section Three Prepayment Premium Analysis
Section Four Loss Analysis
Section Five Analytics

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Section One
Executive Summary

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Executive Summary October 2005
Transaction Summary

Closing Date: 04/29/2005
Depositor: Structured Asset Securities Corporation
Trustee(s): U. S. Bank
Master Servicer: Aurora Loan Services Master Servicing
Servicer(s): National City Mortgage
Delinquency Reporting Method: OTS1

Collateral Summary

9/30/2005 as a Percentage
Closing Date 9/30/2005 2 of Closing Date
Collateral Balance $770,270,704$689,115,838 89.46%
Loan Count 3,444
3,141 91.20%

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the
corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Clayton Fixed Income
Services Inc. by the servicers on a monthly basis.

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Loan Count Summed Balance

Collateral Statistics
First Payment Defaults
0 $0
Early Payment Defaults* 12 $1,894,187

*A default that occurs on the second or third scheduled payment

Prepayments
Beginning
Collateral Total Percentage
Remittance Date Balance Prepayments of Prepayment
10/25/2005 $706,432,792 $17,308,865 2.45
9/25/2005 $723,713,007 $16,976,608 2.35
8/25/2005 $743,200,605 $19,265,767 2.59

Prepayment Premium Analysis
During the 10/25/2005 remittance, 50 loans with active prepayment premium flags were paid off and the servicer remitted premiums for all 50 loans. A total of
$310,389 was remitted to the P Class.
Loss Analysis

Loss Analysis
In the 10/25/2005 remittance, this security did not experience any realized loss or gains.

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Section Two
Loan-Level Report

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Loan-Level Report Definitions
FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made
by the borrower. Clayton Fixed Income Services Inc. uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on
Clayton Fixed Income Services Inc.'s internal formulas. Several value appraisals may exist for a
believed to be the most accurate value according to these formulas is shown on the report. When no
value is available, a valuation known as an "internal estimate" is calculated according to an internal
formula that adjusts the original value of the property by the Housing Price
Index (HPI) and a discount
based on credit class.
Liquidation Date: Clayton Fixed Income Services Inc.'s internal estimate of the date on which the
proceeds through foreclosure and REO. This date takes into consideration servicing and state
foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Clayton Fixed Income Services Inc.'s internal estimate of the loss (or gain) that
experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:
C369
F
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
R0
Delinquency Method: The delinquencies for this security are calculated according to the OTS
method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

copyright2005 Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

Orig Amount OLTV Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO Next Due Dt.
First Pmt.
Loan Number
1 CC36FF $40,705 3/1/2007 15.03% 6352920 $270,750
$269,442
Appraisal
09/07/2005
95%
95%
$285,000
$285,000
2/1/2005
5/1/2005
IL
626
Default Reason: Marital Difficulties
loss is approximately $32,006. Clayton will continue to monitor this loan to ensure that a loss greater than $32,006 is not remitted to the trust. 10/24/2005
This loan has been added to the Watchlist because the servicer has informed
Clayton that the property sold through a short sale on 10/17/2005 and the anticipated
TX 3/1/2005 BPO $60,000 76% 1.40% 1 8/1/2006 $45,600 $641 C33336 6352973
$45,504 06/14/2005 76% $60,000 7/1/2005 556
Default Reason: (Unknown)
11/9/2005 Since the hurricanes, the borrower has become more than 60 days delinquent. Per the servicer, borrowers that have been affected by the hurricanes will be
10/9/2005 This loan was added to the Watchlist because it is a delinquent loan that may be affected by Hurricane Katrina or Rita. The loan was identified through a
allowed a 90 day forbearance period. Clayton will continue to monitor this loan to ensure proper servicing.
designated zip code list issued by FEMA and Murrayhill is working with the servicer to ensure it has put in place and is following an appropriate policy to properly service this loan. Murrayhill will continue to monitor this loan.
1 CCCC36 $12,863 8/1/2006 17.26% 6353349 $74,500
$74,322
BPO
09/12/2005
100%
93%
$74,500
$80,000
3/1/2005
7/1/2005
TX
757
Default Reason: (Unknown)
11/9/2005 Since the hurricanes, the borrower has become more than 60 days delinquent. Per the servicer, borrowers that have been affected by the hurricanes will be
10/9/2005 This loan was added to the Watchlist because it is a delinquent loan that may be affected by Hurricane Katrina or Rita. The loan was identified through a
allowed a 90 day forbearance period. Clayton will continue to monitor this loan to ensure proper servicing.
designated zip code list issued by FEMA and Murrayhill is working with the servicer to ensure it has put in place and is following an appropriate policy to properly service this loan. Murrayhill will continue to monitor this loan.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
FFMLT 2005-FF3 Loan-Level Report
*
Mortgage Data Through: September 30, 2005
Watchlist
Orig Amount OLTV Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO Next Due Dt.
First Pmt.
Loan Number
1 CCCCCC $54,875 6/1/2007 30.48% 6353913 $180,000
$178,998
Internal Estimate
06/30/2005
85%
110%
$212,000
$163,071
3/1/2005
10/1/2005
OH
570
Default Reason: (Unknown)
11/3/2005 This loan has been added to the Watchlist because the servicer has approved a shortsale which is expected to close on 11/15/2005 because the borrower cannot afford to keep the property due to a work related, required relocation. A loss of $44,652 is anticipated and we expect it to be remitted to the trust during the 12/25/2005 remittance. The loss represents a severity of 25 percent and can be attributed to the $72,000 value decline. Per the servicer there are broken windows in the sun room, one of the bathrooms needs new flooring, and the rear exterior wall has loose and/or buckled siding. The cost to cure is estimated to be $800-$2,000. Further, the servicer stated that it believes the original appraisal used comparable that were far superior to the subject property; thus, causing the appraisal to be inflated. The servicer estimates that the property was worth $140,000. Clayton contacted the servicer and requested a copy of the original appraisal, the 10/18/2005 appraisal as well as the HUD-1. Once the documents are received, we will review to determine if the loan is a repurchase candidate based upon an inflated original appraisal. We are awaiting a response.
2/1/2005 BPO $79,500 78% 19.58% 1 6/1/2007 $62,400 $12,218 CCC36F 6354489
$62,400 08/16/2005 90% $69,000 6/1/2005
AL
657
Default Reason: (Unknown)
11/8/2005 Since the hurricanes, foreclosure has been initiated on this property.
Clayton contacted the servicer expressing concern of the property's value. It responded
to the property in October and has reported that the property is in good condition and is occupied. The servicer will pursue foreclosure as usual.
stating that the customer is deceased and no information concerning the estate has been found. Further, it stated that its property preservation company had been
10/6/2005 This loan was added to the Watchlist because it is a delinquent loan that may be affected by Hurricane Katrina or Rita. The loan was identified through a
properly service this loan. Murrayhill will continue to monitor this loan.
designated zip code list issued by FEMA and Murrayhill is working with the servicer to ensure it has put in place and is following an appropriate policy to

GA 3/1/2005 Appraisal $91,298 85% 19.21% 1 1/1/2007 $77,600 $14,914 CC36FF
6355076
$77,493 09/23/2005 92% $84,000 5/1/2005 569
Default Reason: Curtailment of Income
11/8/2005 Clayton will continue to monitor this loan through liquidation.
10/24/2005 Clayton received the presale worksheet. The estimated loss is $3,901 and closing costs equaled $11,550. We contacted the servicer and asked for a breakdown of
10/11/2005 This loan has been added to the Watchlist because a short sale is currently pending. The UPB of this loan is $77,493 and the total indebtedness is
$84,035. Per the
the costs and we are awaiting a response.
servicer, the property is being offered at $98,000, which is an 11 percent increase over the 7/15/2005 BPO of $87,000. The servicer is estimating a loss of
$3,901 and it believes this to be a savings of $17,637 over REO. Murrayhill will continue to monitor this loan.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
FFMLT 2005-FF3 Loan-Level Report
*
Mortgage Data Through: September 30, 2005
Watchlist
Orig Amount OLTV Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO Next Due Dt.
First Pmt.
Loan Number
1 CC3600 $41,287 8/30/2005 42.19% 6355189 $97,850
$0
Appraisal
06/10/2005
95%
0%
$103,000
$82,000
3/1/2005
5/1/2005
OH
628
Default Reason: (Unknown)
10/24/2005 Clayton received the loan documents and on 10/24/2005 we submitted it to the master servicer for loss indemnification review. We are awaiting a response.
10/19/2005 Clayton researched a county website to determine at what price the property had been sold for in the past. We found that between 2/1994 and 8/2004, the
originated as a cash-out refiance in a demographic area with high fraud. On
6/10/2005, the property's value declined to $82,000. Clayton contacted the servicer property's sale price ranged from $42,000 to $80,000. This loan was originated for a property that was valued at $103,000 on 1/25/2005. Further, the loan was
and requested the original appraisal and the 6/10/2005 appraisal. We are awaiting a response.
9/27/2005 This loan was added to the Watchlist because during the 9/25/2005 remittance, the servicer accepted a short payoff and a loss of $33,628 (a severity of 34 percent)
delinquent; however, the servicer stated this was the best option as the borrower could not afford the property. This loan had a UPB of $97,721 and an appraisal was remitted to the trust. Per the servicer, this loss mitigation strategy represents a cost savings over REO to be $24,561. The borrower was only
60 days
value of $82,000 on 6/10/2005. The servicer received net sales proceeds of
$68,968; interest advances equaled $2,253, while closing / repair costs equaled
$6,258.
Murrayhill is working with the servicer to determine why the premium was included in its initial calculation. Additionally, the servicer included a total of $2,932 in PPPs in its initial loss calculation; however, the premium was not remitted to the trust in the net loss.
TX 3/1/2005 BPO $800,000 80% -11.98% 1 8/1/2006 $640,000 ($76,695) CCCC36
6355429
$637,610 09/21/2005 78% $820,000 7/1/2005 682
Default Reason: (Unknown)
11/8/2005 Per the servicer, the borrower has been given a three month forbearance period, because of the hurricanes, during which foreclosure will not be initiated. Clayton
10/9/2005 This loan was added to the Watchlist because it is a delinquent loan that may be affected by Hurricane Katrina or Rita. The loan was identified through a
will continue to monitor this loan to ensure the servicer follows the guidelines it has put in place to mitigate loss.
designated zip code list issued by FEMA and Murrayhill is working with the servicer to ensure it has put in place and is following an appropriate policy to

1 CCC369 ($5,682) 1/1/2007 -12.91%
properly service this loan. Murrayhill will continue to monitor this loan.
3/1/2005 BPO 6355887 $44,000
$43,929 08/18/2005
80%
65%
$55,000
$67,200 6/1/2005
LA
542
Default Reason: (Unknown)
11/8/2005 Per the servicer, the borrower will have a three month forbearance period, because of the hurricanes, before foreclosure will be initiated. We will continue to
9/16/2005 This loan was added to the Watchlist because it is a delinquent loan that may be affected by Hurricane Katrina or Rita. The loan was identified through a
monitor this loan to ensure the servicer mitigates any loss effectively.
designated zip code list issued by FEMA and Murrayhill is working with the servicer to ensure it has put in place and is following an appropriate policy to properly service this loan. Murrayhill will continue to monitor this loan.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
FFMLT 2005-FF3 Loan-Level Report
*
Mortgage Data Through: September 30, 2005
Watchlist
Orig Amount OLTV Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO Next Due Dt.
First Pmt.
Loan Number
1 CC3C36 $15,600 8/1/2006 21.90% 6356118 $71,200
$70,849
BPO
09/28/2005
80%
97%
$89,000
$73,000
3/1/2005
7/1/2005
TX
618
Default Reason: (Unknown)
11/9/2005 Since the hurricanes, the borrower has become more than 60 days delinquent. Per the servicer, borrowers that have been affected by the hurricanes will be
10/9/2005 This loan was added to the Watchlist because it is a delinquent loan that may be affected by Hurricane Katrina or Rita. The loan was identified through a
allowed a 90 day forbearance period. Clayton will continue to monitor this loan to ensure proper servicing.
designated zip code list issued by FEMA and Murrayhill is working with the servicer to ensure it has put in place and is following an appropriate policy to properly service this loan. Murrayhill will continue to monitor this loan.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
FFMLT 2005-FF3 Loan-Level Report Mortgage Data Through: September 30, 2005
Real Estate Owned
Lien
Group
State
FICO Next Due Dt.
First Pmt.
Loan Number
1 6353970 3/1/2005
4/1/2005
MI
569
Default Reason: (Unknown)
10/5/2005 This loan has been added to the Watchlist because the status of the loan changed from foreclosure to 90 days delinquent. Murrayhill contacted the servicer and we are awaiting a response.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Valuation
Valuation Date
Appraisal
06/23/2005
copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
* Orig Amount OLTV Delinquency
Status
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Orig. Appr.
Current Value Current Bal
C36F9R ($9,137) 10/1/2006 -17.40% $52,500
$52,467
71%
66%
$73,600
$80,000

Section Three
Prepayment Premium Analysis

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Reconciliation for Prepayment Premiums for FFMLT 2005-FF3
Mortgage Data Through: September 30, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is
taken from the Statement of Certificateholders prepared by
the trustee.

Trustee Remittance Date
Class 25-Oct-05 25-Sep-05 25-Aug-05 25-Jul-0525-May-05 25-Jun-05
P Class $310,389 $319,047 $264,892 $186,329 $90,481 $87,672

Section 2: Prepayment premiums collected by the servicer and remitted to the trustee.
This
information is reported to Clayton by the servicer each
month.

Trustee Remittance Date
Servicer 25-Oct-05 25-Sep-05 25-Aug-05 25-Jul-0525-May-05 25-Jun-05
Total $310,389 $319,047 $264,892 $186,329 $90,481 $87,672

Section 3: Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicer to the trustee.

Amount remitted to the P Class: $310,389
Amount remitted by servicer: $310,389
Difference:
$0

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Aggregate Paid-Off Loans Report for FFMLT 2005-FF3
Mortgage Data Through: September 30, 2005

Trustee Remittance Date: 25-Oct-05 25-Sep-05 25-Aug-05 25-Jul-05 25-Jun-05 25-May-
05
Loans with Active
Prepayment Flags with
Premiums Remitted (A)
50 47 40 32 13 13
Loans without
Prepayment Flags
with Premiums Remitted
0 1 0 0 0 0

Total Loans with
Premiums Remitted (B)
50 48 40 32 13 13

Loans with Active
Prepayment Flags (C) 50
47 40 33 13 13

Loans without Prepayment
Flags with Premiums 0
1 0 0 0 0
Remitted

Subtotal (D)
50 48 40 33 13 13
Premiums Remitted for
Loans with Active
Prepayment Flags (A/C)
100.00% 100.00% 100.00% 96.97% 100.00%
100.00%

Total Loans with Premiums
Remitted to the
Subtotal (B/D)
100.00% 100.00% 100.00% 96.97% 100.00%
100.00%
Total Paid-Off Loans (E) 66 64 67 49 39 19

Total Loans with
Premiums Remitted to
the Total
Paid-Off Loans (B/E) 75.76%
75.00% 59.70% 65.31%
36.11% 68.42%

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Paid-Off Loan Exception Report for FFMLT 2005-FF3
Mortgage Data Through: September 30, 2005

TOTAL
Total Paid-Off Loans with Flags 50
Less Exceptions:

Loans with Expired Prepayment Clauses
(as stated in the Note)*
0
Loans that Contained a Clause Allowing
Prepayment Premiums to be
Waived at the Time of Liquidation*
0

Loans that were Liquidated from REO Status*
0

Loans that were repurchased
0

Loans with Discrepancies between
the Data File and the Note*
0

Defaulted Liquidated Loans that Could
Not Have Premiums Collected
because of the Acceleration of the Debt*
2

Loans that were Liquidated Through
Loss Mitigation Efforts*
0

Total Paid-Off Loans with Active
Prepayment Flags (C)
50

Other Exceptions:
Paid-Off Loans that Did Not
have Premiums Collected
because of State
Statutes
0

Paid-Off Loans with Active
Prepayment Flags that Did Not Have
Premiums Remitted
0

* These categories are mutually exclusive.
copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Paid-Off Loans With Prepayment Flags for FFMLT 2005-FF3
Mortgage Data Through: September 30, 2005

Loan DelinquencyOrigination PPP Expiration Payoff
ppp % of PPP to
Number String Date Flag Date Balance Remitted Payoff
Balance
6354465
CCCCC0 1/26/2005 1 1/26/2006 $122,802 $3,573
3%
6353232 CCCCC0 11/29/2004 2 11/29/2006 $267,466 $7,879
3%
6355307 CCCCC0 12/17/2004 2 12/17/2006 $112,248 $1,085
1%
6352969 CCCCC0 12/21/2004 2 12/21/2006 $207,488 $5,299
3%
6355599 CCCCC0 12/27/2004 2 12/27/2006 $158,911 $5,443
3%
6353940 CCCCC0 12/29/2004 2 12/29/2006 $117,275 $4,219
4%
6356308 CCCCC0 1/4/2005 2 1/4/2007 $69,708 $676
1%
6355852 CCCCC0 1/5/2005 2 1/5/2007 $135,313 $4,085
3%
6352986 CCCCC0 1/6/2005 2 1/6/2007 $193,932 $4,882
3%
6354593 CCCCC0 1/7/2005 2 1/7/2007 $247,396 $6,683
3%
6355539 CCCCC0 1/10/2005 2 1/10/2007 $94,593 $2,238
2%
6356344 CCCCC0 1/11/2005 2 1/11/2007 $169,032 $3,854
2%
6355384 CCCCC0 1/12/2005 2 1/12/2007 $168,479 $4,466
3%
6353216 CCCCC0 1/12/2005 2 1/12/2007 $231,174 $5,712
2%
6355994 CCCCC0 1/14/2005 2 1/14/2007 $307,080 $8,019
3%
6355573 CCCCC0 1/14/2005 2 1/14/2007 $558,300 $12,800
2%
6355057 CCCCC0 1/18/2005 2 1/18/2007 $460,063 $10,528
2%
6354112 CCCCC0 1/18/2005 2 1/18/2007 $161,482 $4,133
3%
6353961 CCCCC0 1/18/2005 2 1/18/2007 $162,631 $4,022
2%
6354258 CCCCC0 1/21/2005 2 1/21/2007 $323,349 $8,424
3%
6355458 CCCCC0 1/24/2005 2 1/24/2007 $126,541 $3,282
3%
6356044 CCCCC0 1/24/2005 2 1/24/2007 $304,492 $8,944
3%
6355249 CCCCC0 1/25/2005 2 1/25/2007 $242,463 $5,927
2%
6355674 CCCCC0 1/26/2005 2 1/26/2007 $413,178 $10,600
3%
6353222 CCCCC0 1/26/2005 2 1/26/2007 $667,866 $18,807
3%
6355447 CCCCC0 1/27/2005 2 1/27/2007 $297,020 $6,624
2%
6354040 CCCCC0 1/31/2005 2 1/31/2007 $354,672 $8,587
2%
6353288 CCCCC0 11/24/2004 3 11/24/2007 $169,857 $4,043
2%
6354777 CCCCC0 12/17/2004 3 12/17/2007 $166,468 $4,342
3%
6353994 CCCCC0 12/20/2004 3 12/20/2007 $405,743 $11,428
3%
6354630 CCCCC0 12/20/2004 3 12/20/2007 $133,681 $3,853
3%
6353509 CCCCC0 12/29/2004 3 12/29/2007 $89,772 $2,586
3%
6354683 CCCCC0 1/7/2005 3 1/7/2008 $171,467 $2,327
1%
6356334 CCCCC0 1/10/2005 3 1/10/2008 $231,426 $6,033
3%
6353947 CCCCC0 1/12/2005 3 1/12/2008 $440,796 $8,988
2%
6355733 CCCCC0 1/13/2005 3 1/13/2008 $293,299 $6,815
2%
6354436 CCCCC0 1/13/2005 3 1/13/2008 $209,958 $5,098
2%
6353359 CCCCC0 1/13/2005 3 1/13/2008 $411,533 $9,600
2%
6352983 CCCCC0 1/14/2005 3 1/14/2008 $357,795 $7,308
2%
6352963 CCCCC0 1/18/2005 3 1/18/2008 $304,977 $8,104
3%
6353660 CCCCC0 1/19/2005 3 1/19/2008 $184,578 $3,960
2%
6354486 CCCCC0 1/21/2005 3 1/21/2008 $536,867 $12,980
2%
6354355 CCCCC0 1/24/2005 3 1/24/2008 $163,096 $4,161
3%
6355650 CCCCC0 1/25/2005 3 1/25/2008 $155,255 $4,104
3%
6355295 CCCCC0 1/25/2005 3 1/25/2008 $183,682 $5,265
3%
6352964 CCCCC0 1/25/2005 3 1/25/2008 $244,334 $2,349
1%
6355088 CCCCC0 1/25/2005 3 1/25/2008 $262,747 $7,762
3%
6353111 CCCCC0 1/26/2005 3 1/26/2008 $146,467 $4,507
3%
6353344 CCCCC0 1/26/2005 3 1/26/2008 $277,791 $8,019
3%
6355627 CCCCC0 1/31/2005 3 1/31/2008 $209,439 $5,967
3%

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Section Four
Loss Analysis

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
FFMLT 2005-FF3 Historical Monthly Losses
Losses Through: September 30, 2005

FFMLT 2005-FF3 Historical Monthly Losses
Losses Through: September 30, 2005

Date
Loan Loss Amount Loss Percentage

10/25/2005
$0.00 0.00%

9/25/2005
$85,261.97 0.01%

8/25/2005
$0.00 0.00%

7/25/2005
$0.00 0.00%

6/25/2005
$0.00 0.00%

5/25/2005
$0.00 0.00%

Totals:
$85,261.97 0.01%

*The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Section Five
Analytics

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 FICO Distribution by Status
Mortgage Data Through: September 30, 2005
FICO Delinquency Percentage
540
Current 0.02
540 Delinquent 0.073
540 Paid Off 0.046
550 Current 0.028
550 Delinquent 0.098
550 Paid Off 0.046
560 Current 0.047
560 Delinquent 0.098
560 Paid Off 0.03
570 Current 0.055
570 Delinquent 0.146
570 Paid Off 0.066
580 Current 0.033
580 Delinquent 0.049
580 Paid Off 0.059
590 Current 0.014
590 Delinquent 0.037
590 Paid Off 0.026
600 Current 0.044
600 Delinquent 0.098
600 Paid Off 0.043
610 Current 0.064
610 Delinquent 0.073
610 Paid Off 0.046
620 Current 0.073
620 Delinquent 0.049
620 Paid Off 0.083
630 Current 0.077
630 Delinquent 0.024
630 Paid Off 0.069
640 Current 0.084
640 Delinquent 0.024
640 Paid Off 0.076
650 Current 0.087
650 Delinquent 0.024
650 Paid Off 0.089
660 Current 0.074
660 Delinquent 0.012
660 Paid Off 0.069
670 Current 0.058
670 Delinquent 0.049
670 Paid Off 0.043
680 Current 0.047
680 Delinquent 0.073
680 Paid Off 0.063
690 Current 0.046
690 Delinquent 0.024
690 Paid Off 0.036
700 Current 0.03
700 Paid Off 0.026
710 Current 0.027
710 Paid Off 0.023
720 Current 0.021
720 Paid Off 0.013
730 Current 0.015
730 Paid Off 0.023
740 Current 0.011
740 Delinquent 0.012
740 Paid Off 0.01
750 Current 0.015
750 Delinquent 0.012
750 Paid Off 0.003
760 Current 0.01
760 Delinquent 0.012
760 Paid Off 0.003
770 Current 0.008
770 Paid Off 0.003
780 Current 0.006
780 Delinquent 0.012
790 Current 0.003
800 Current 0.001
800 Paid Off 0.003
810 Current 0.001

Status # of Loans
Average Std. Deviation
Current 3,059 640 53.631
Delinquent 82 605 55.728
Paid Off 303 630 52.698
Total: 3,444

copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Loan-to-Value Distribution by Status
Mortgage Data Through: September 30, 2005
LTV Delinquency Percentage
0.1
Current 0
0.2 Current 0.001
0.3 Current 0.003
0.3 Paid Off 0.003
0.4 Paid Off 0.003
0.4 Current 0.005
0.5 Delinquent 0.012
0.5 Current 0.014
0.5 Paid Off 0.017
0.6 Current 0.028
0.6 Paid Off 0.036
0.6 Delinquent 0.012
0.7 Paid Off 0.125
0.7 Current 0.072
0.7 Delinquent 0.085
0.8 Paid Off 0.449
0.8 Delinquent 0.488
0.8 Current 0.538
0.9 Paid Off 0.261
0.9 Delinquent 0.256
0.9 Current 0.238
1 Delinquent 0.146
1 Paid Off 0.106
1 Current 0.1

Status # of Loans
Average Std. Deviation
Current 3,059 81.70% 10.14%
Delinquent 82 83.36% 9.16%
Paid Off 303 81.40% 10.38%
Total: 3,444

copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Balance Distribution by Status
Mortgage Data Through: September 30, 2005
Balance
Delinquency Percentage
30000 Current 0.003
40000 Current 0.013
40000 Delinquent 0.061
50000 Current 0.016
50000 Delinquent 0.061
60000 Current 0.025
60000 Delinquent 0.037
70000 Current 0.035
70000 Delinquent 0.085
80000 Current 0.032
80000 Delinquent 0.085
90000 Current 0.04
90000 Delinquent 0.049
100000 Current 0.045
100000 Delinquent 0.037
110000 Current 0.039
110000 Delinquent 0.085
120000 Current 0.05
120000 Delinquent 0.024
130000 Current 0.038
130000 Delinquent 0.061
140000 Current 0.038
140000 Delinquent 0.012
150000 Current 0.038
150000 Delinquent 0.037
160000 Current 0.049
170000 Current 0.042
170000 Delinquent 0.061
180000 Current 0.039
190000 Current 0.029
200000 Current 0.03
200000 Delinquent 0.024
210000 Current 0.026
210000 Delinquent 0.024
220000 Current 0.027
220000 Delinquent 0.049
230000 Current 0.019
230000 Delinquent 0.012
240000 Current 0.023
240000 Delinquent 0.037
250000 Current 0.022
260000 Current 0.019
260000 Delinquent 0.012
270000 Current 0.014
270000 Delinquent 0.012
280000 Current 0.014
290000 Current 0.013
290000 Delinquent 0.012
300000 Current 0.011
310000 Current 0.011
310000 Delinquent 0.012
320000 Current 0.012
330000 Current 0.013
330000 Delinquent 0.024
340000 Current 0.013
350000 Current 0.011
360000 Current 0.007
360000 Delinquent 0.024
370000 Current 0.004
380000 Current 0.011
390000 Current 0.007
400000 Current 0.007
410000 Current 0.006
420000 Current 0.005
430000 Current 0.005
440000 Current 0.005
450000 Current 0.006
460000 Current 0.004
460000 Delinquent 0.012
470000 Current 0.004
480000 Current 0.004
490000 Current 0.002
500000 Current 0.003
510000 Current 0.005
520000 Current 0.005
520000 Delinquent 0.024
530000 Current 0.005
540000 Current 0.005
550000 Current 0.004
560000 Current 0.004
570000 Current 0.004
580000 Current 0.005
590000 Current 0.003
600000 Current 0.004
610000 Current 0.001
620000 Current 0.001
630000 Current 0.002
640000 Current 0.003
640000 Delinquent 0.012
650000 Current 0.004
700000 Current 0.003
710000 Current 0.001
720000 Current 0.001
730000 Current 0.001
740000 Current 0.001
750000 Current 0.002
760000 Current 0.001
760000 Delinquent 0.012
780000 Current 0
800000 Current 0.002
810000 Current 0
830000 Current 0.001
850000 Current 0.001
860000 Current 0
870000 Current 0.002
880000 Current 0.001
890000 Current 0
900000 Current 0
920000 Current 0
930000 Current 0.001
980000 Current 0
1040000 Current 0

Status # of Loans
Average Std. Deviation
Current 3,059 220,858.94 153,781.05
Delinquent 82 164,735.93 136,248.51
Total: 3,141

copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Mortgage Type Distribution by Status
Mortgage Data Through: September 30, 2005

Mortgage Type
Delinquency Percentage
Investment Home Current 0.028
Investment Home Paid Off 0.053
Primary Home Current 0.963
Primary Home Delinquent 1
Primary Home Paid Off 0.934
Second Home Current 0.009
Second Home Paid Off 0.013

Mortgage Type
Loan Count Total Balance Avg. Balance Std. Deviation
ARM 2,998 629,928,688.73 210,116.31 163,537.05
Fixed 446 59,187,149.46 132,706.61 104,877.61
Total: 3,444 689,115,838.19

copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Mortgage Term Distribution by Status
Mortgage Data Through: September 30, 2005
Mortgage Term Delinquency Percentage
180 Current 0.021
180 Delinquent 0.012
180 Paid Off 0.003
240 Current 0
360 Current 0.978
360 Delinquent 0.988
360 Paid Off 0.997

# of Loans
Other 120 180 240 360
3,444 0 0 67 1 3376

copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Mortgage Purpose Distribution
Mortgage Data Through: September 30, 2005

Origination Statistics

Purpose
Number Percentage
Cash-out refinance 1,634 47.4%
Purchase
1,562 45.4%
Rate/term refinance 246 7.1%
Home Improvement 0 0.0%
Other 2 0.1%
Total 3,444 100%

Current Loans

Purpose
Number Percentage
Cash-out refinance 1,431 46.8%
Purchase
1,405 45.9%
Rate/term refinance 221 7.2%
Home Improvement 0 0.0%
Other 2 0.1%
Total 3,059 100%

Delinquent Loans

Purpose
Number Percentage
Cash-out refinance 40 48.8%
Purchase 37 45.1%
Rate/term refinance 5 6.1%
Home Improvement 0 0.0%
Other 0 0.0%
Total 82 100%

Paid Off Loans

Purpose
Number Percentage
Cash-out refinance 163 53.8%
Purchase 120 39.6%
Rate/term refinance 20 6.6%
Home Improvement 0 0.0%
Other 0 0.0%
Total 303 100%

copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Ownership Distribution by Status
Mortgage Data Through: September 30, 2005

Ownership Type
Delinquency Percentage
Investment Home Current 0.028
Investment Home Paid Off 0.053
Primary Home Current 0.963
Primary Home Delinquent 1
Primary Home Paid Off 0.934
Second Home Current 0.009
Second Home Paid Off 0.013

Title
# of Loans
Investment Home 101
Primary Home 3,310
Second Home 33
Total: 3,444

copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Delinquent Count Over Time
Mortgage Data Through: September 30, 2005
AsOfDate
30 Days 60 Days 90 Days Foreclosure REO
4/30/2005 6 0 0 0 0
5/31/2005 18 4 0 0 0
6/30/2005 35 6 4 0 0
7/31/2005 34 15 4 3 0
8/31/2005 38 13 7 9 0
9/30/2005 36 22 5 18 1

copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Delinquent Balance Over Time
Mortgage Data Through: September 30, 2005
AsOfDate
30 Days 60 Days 90 Days Foreclosure
REO
4/30/2005 1267300 0 0 0 0
5/31/2005 3261683.45 1047800 0 0 0
6/30/2005 5287943.63 623506.05 1047800 0 0
7/31/2005 6031902.89 2385734.03 1018217.74 365288.31 0
8/31/2005 6535464.77 2182204.46 583589.07 1901817.01 0
9/30/2005 5484713.67 4098756.22 341829.61 3530579.95 52466.53

copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Conditional Prepayment Rates
Mortgage Data Through: September 30, 2005
Date Distribution Date
CPR 3-Month MA
9/30/2005 10/25/2005 25.84% 25.96%
8/31/2005 9/25/2005 24.92% 23.28%
7/31/2005 8/25/2005 27.10% 19.80%
6/30/2005 7/25/2005 17.50%
5/31/2005 6/25/2005 14.22%
4/30/2005 5/25/2005 7.19%

copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF3 Historical SDA Performance
Mortgage Data Through: September 30, 2005

Weighted Monthly
Default Default CDR SDA
Date Average Age Amt Rate (F-R) Curve SDA %
30-Sep-05
8.30 $0 0.00% 0.00% 0.17% 0%
31-Aug-05 7.30 $0 0.00% 0.00% 0.15% 0%
31-Jul-05 6.30 $0 0.00% 0.00% 0.13% 0%
30-Jun-05 5.29 $0 0.00% 0.00% 0.11% 0%
31-May-05 4.29 $0 0.00% 0.00% 0.09% 0%
30-Apr-05 3.29 $0 0.00% 0.00% 0.07% 0%

Averages:
5.79 $0 0.00% 0.00% 0.12% 0%

copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.